UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    --------

                                    FORM 8-K

                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     Of the Securities Exchange Act of 1934




                                  July 18, 2003
--------------------------------------------------------------------------------
                Date of report (Date of earliest event reported)


                               TierOne Corporation
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


      Wisconsin                     000-50015                  04-3638672
--------------------------------------------------------------------------------
(State or other jurisdiction       (Commission               (IRS Employer
     of incorporation)             File Number)            Identification No.)


1235 "N" Street, Lincoln, Nebraska                                      68508
--------------------------------------------------------------------------------
(Address of principal executive offices)                             (Zip Code)


                                 (402) 475-0521
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits.

      (a)   Not applicable.

      (b)   Not applicable.

      (c)   Exhibits

      The following exhibit is filed herewith.

      Exhibit Number    Description

            99.1 Press Release dated July 18, 2003 announcing second quarter results

ITEM 9. Regulation FD Disclosure.

      On July 18, 2003, TierOne Corporation (the "Company") reported its earnings for the quarter ended June 30, 2003.

      The information regarding the Company's results of operations and financial condition, which is required by Item 12 of Form 8-K, is being furnished herein under Item 9 pursuant to Release No. 34-47583 of the U.S. Securities and Exchange Commission.

      For additional information, reference is made to the Company's press release dated July 18, 2003 which is included as Exhibit 99.1 hereto and is incorporated herein by reference thereto.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                           TIERONE CORPORATION


   Date: July 21, 2003     By: /s/ Gilbert G. Lundstrom
                               ------------------------
                               Gilbert G. Lundstrom
                               Chairman of the Board and Chief Executive Officer

                                  EXHIBIT INDEX

Exhibit Number         Description
--------------         -----------

99.1                   Press Release dated July 18, 2003